Exhibit 10(i)

ELEVENTH AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT
THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Eleventh Amendment”) is made as of this ___ day of October, 2010, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”), MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”) and FREEZONE HOLDINGS LIMITED LIABILITY COMPANY, a Delaware limited liability company (“Freezone”) and PERMA-PIPE CANADA, INC., a Delaware corporation (“Perma-Pipe Canada”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC, Mechanical, Freezone and Perma-Pipe Canada are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.
WHEREAS, Borrowers (other than Mechanical, Freezone and Perma-Pipe Canada), Agent, and the Lender signatories thereto hereto entered into that certain Amended and Restated Loan and Security Agreement dated December 15, 2006, as amended by that First Amendment to Amended and Restated Loan and Security Agreement dated February 28, 2007 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated August 28, 2007 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated December 13, 2007 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated April 17, 2008 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated September 7, 2008 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated January 12, 2009 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lenders, by that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated August 5, 2009 by and among Borrowers (other than Freezone and Perma-Pipe Canada), Agent and Lender, by that certain Eighth Amendment to Amended and Restated Loan and Security Agreement dated December 9, 2009 by and among Borrowers, Agent and Lenders, by that certain Ninth Amendment to Amended and Restated Loan and Security Agreement dated April 13, 2010 by and among Borrowers, Agent and Lender and by that certain Tenth Amendment to Amended and Restated Loan and Security Agreement dated May 11, 2010 by and among Borrowers, Agent and Lenders (said Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”);
NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:
1.Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.
2.Amended Definition. The definition of “EBITDA” contained in Exhibit 8.3 to the Loan

Exhibit 10(i)

Agreement is hereby deleted and the following is inserted in its stead.

“EBITDA - with respect to any fiscal period, the sum of Consolidated Net Income (Loss) before Interest Expense, income taxes, depreciation and amortization for such period (but excluding any extraordinary gains for such period), plus the amount of any expenses or charges deducted from Consolidated Net Income for the applicable period in connection with the closure and write down of TDC's facility at 1331 South 55th Court, Cicero, Illinois; provided that the aggregate amount of add-backs to EBITDA as a result of any such charges or expenses shall not exceed $2,500,000, plus the amount of any expenses or charges deducted from Consolidated Net Income for the applicable periods ending on or prior to January 31, 2012 in connection with the closure and write down of Midwesco's South African Subsidiary; provided that the aggregate amount of add-backs to EBITDA as a result of any such charges or expenses shall not exceed $500,000; plus the amount of any non-cash expenses or charges deducted from Consolidated Net Income related to management, director or employee equity incentive plans; provided that, to the extent any Borrower incurs any cash expense, charge or expenditure related to such equity incentive plans or repurchases any Security issued under any such equity incentive plan, the amount of such expense, charge, expenditure or repurchase price, to the extent not already deducted from Consolidated Net Income, shall be subtracted from the applicable period's EBITDA, all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.”
3.Unsecured Guaranties. Agent and Lenders hereby consent to: (x) Borrowers providing an unsecured guaranty of the obligations of Perma-Pipe India Pvt. Ltd. (“PPIL”) owing to HSBC arising out of a performance bond issued by HSBC for the benefit of PPIL so long as the principal amount of such guaranty does not exceed $1,500,000; and (y) Borrowers providing an unsecured guaranty to Insituform, Inc. in connection with Money Borrowed owing by Canadian Joint Venture (Bayou Perma-Pipe Canada, Ltd.) to Insituform, Inc., so long as the principal amount owing under such guaranty does not exceed $2,500,000.
4.Conditions Precedent. This Eleventh Amendment shall become effective upon receipt by Agent of a fully executed copy of this Eleventh Amendment.
5.Governing Law. This Eleventh Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.
6.Execution in Counterparts. This Eleventh Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.
7.Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.
(Signature Page Follows)

Exhibit 10(i)

(Signature Page to Eleventh Amendment to
Amended and Restated Loan and Security Agreement)

MFRI, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP CFO
MIDWESCO FILTER RESOURCES, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President
PERMA-PIPE, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President
THERMAL CARE, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President
TDC FILTER MANUFACTURING, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President
MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President

Exhibit 10(i)

(Signature Page to Eleventh Amendment to
Amended and Restated Loan and Security Agreement)

FREEZONE HOLDINGS LIMITED LIABILITY COMPANY By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Manager
PERMA-PIPE CANADA, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: Vice President
BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/Brian Conole Name: Brian Conole Title: Senior Vice President